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                                                                    Exhibit 10.2

                             LIMITED WAIVER OF THE
                             ---------------------
                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------

     THIS LIMITED WAIVER OF THE AMENDED AND RESTATED CREDIT AGREEMENT (this "Waiver"), dated effective as of June 30, 2000, is among RENAISSANCE WORLDWIDE,
 ------
INC. ("Borrower"), a Massachusetts corporation, each of the banks or other
       --------
lending institutions which is a party hereto (individually, each a "Lender", and
                                                                    ------
collectively the "Lenders") and BANK OF AMERICA, N.A., as administrative agent
                  -------
for the Lenders (in such capacity, the "Administrative Agent").
                                        --------------------

                                   RECITALS:

     Borrower, the Administrative Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of July 15, 1999 (as amended, restated, or modified from time to time, the "Credit Agreement").
                                                       ----------------
Borrower, Administrative Agent and the Lenders have agreed to a limited waiver of the Credit Agreement as set forth herein.

     NOW, THEREFORE, BE IT RESOLVED, THAT, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                  Definitions
                                  -----------

     Section 1.1  Definitions.  Capitalized terms used in this Waiver, to the
                  -----------
extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as modified hereby.

                                   ARTICLE 2

                                Limited Waiver
                                --------------

     Section 2.1  Waiver.  The Administrative Agent and the Required Lenders,
                  ------
subject to the terms and conditions set forth herein, hereby waive and consent, until July 14, 2000, to Borrower's failure to comply with subsection 12.3(ii) of
                                                          -------------------
the Credit Agreement, and hereby agree to forbear until July 14, 2000, from exercising its rights, remedies, powers and privileges arising by reason of Borrower's failure to comply with subsection 12.3(ii) of the Credit Agreement.
                                  -------------------
Notwithstanding anything to the contrary in the Credit Agreement, the Lenders hereby agree that failure to comply with subsection 12.3(ii) shall not be a
                                         -------------------
Default or Event of Default at any time prior to July 14, 2000.

     Section 2.2  Stock Repurchase.  As a condition to the waiver and
                  ----------------
forbearance granted in Section 2.1 and notwithstanding the terms of subsection
                       -----------                                  ----------
11.4(iii) or any other provision of the
---------

                                       1
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Credit Agreement, Borrower hereby agrees that, until July 14, 2000, it will not purchase or redeem any stock, stock rights, options or similar rights.

     Section 2.3  Limitation of Waiver.  The waiver and forbearance granted in
                  --------------------
Section 2.1 of this Waiver shall be limited strictly as written and shall not be
-----------
deemed to constitute a waiver of, or any consent to noncompliance with, any term or provision of any Loan Document (including strict compliance with subsection
                                                                     ----------
12.3(ii) at all times on or after July 14, 2000) except as expressly set forth
--------
herein.  Further, the waiver and forbearance granted in Section 2.1 of this
                                                        -----------
Waiver shall not constitute a waiver of any other Default arising as a result of the violation of any other term or provision of any Loan Document, or a waiver of any rights or remedies arising as a result of any such other Defaults.

                                   ARTICLE 3

                             Conditions Precedent
                             --------------------

     Section 3.1  Conditions.  The effectiveness of this Waiver is subject to
                  ----------
the satisfaction of the following conditions precedent:

          (a) The representations and warranties contained herein and in all other Loan Documents, as modified hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

          (b) After giving effect to Article 2 hereof, no Default or Event of
                                     ---------
     Default shall have occurred and be continuing;

          (c) Borrower shall have delivered to the Administrative Agent an executed original copy of this Waiver;

          (d) Borrower shall have paid to the Administrative Agent and each Lender all fees, costs and expenses owed to and/or incurred by each of the Administrative Agent and each such Lender arising in connection with this Waiver, including, without limitation, the reasonable fees, costs and expenses of the Administrative Agent's legal counsel, Jenkens & Gilchrist, a Professional Corporation; and

          (e) All proceedings taken in connection with the transactions contemplated by this Waiver and all documentation and other legal matters incident thereto shall be satisfactory to (i) the Administrative Agent,
     (ii) the Required Lenders and (iii) the Administrative Agent's legal counsel, Jenkens & Gilchrist, a Professional Corporation.

                                       2
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                                   ARTICLE 4

                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     Section 4.1  Ratifications.  The terms and provisions set forth in this
                  -------------
Waiver shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Waiver, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, the Administrative Agent and the Lenders agree that the Credit Agreement as modified hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     Section 4.2  Representations and Warranties.  Borrower hereby represents
                  ------------------------------
and warrants to the Administrative Agent and the Lenders that (i) the execution, delivery and performance of this Waiver and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower; (ii) the representations and warranties contained in the Credit Agreement, as modified hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Credit Agreement, made only in reference to a specific date); (iii) after giving effect to this Waiver, no Default or Event of Default has occurred and is continuing; and (iv) Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as modified hereby, and the other Loan Documents.

                                   ARTICLE 5

                                 Miscellaneous
                                 -------------

     Section 5.1  Survival of Representations and Warranties.  All
                  ------------------------------------------
representations and warranties made in this Waiver or any other Loan Document including any Loan Document furnished in connection with this Waiver shall survive the execution and delivery of this Waiver and the other Loan Documents, and no investigation by the Administrative Agent or any Lender shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

     Section 5.2  Reference to Credit Agreement.  Each of the Loan Documents,
                  -----------------------------
including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as modified hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as modified hereby.

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     Section 5.3  Severability.  Any provision of this Waiver held by a court of
                  ------------
competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Waiver and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 5.4  Applicable Law.  THIS WAIVER SHALL BE GOVERNED BY AND
                  --------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     Section 5.5  Successors and Assigns.  This Waiver is binding upon and shall
                  ----------------------
inure to the benefit of the Administrative Agent, the Lenders, and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of all the Lenders.

     Section 5.6  Counterparts.  This Waiver may be executed in one or more
                  ------------
counterparts, and on telecopy counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     Section 5.7  Effect of Waiver.  No consent or waiver, express or implied,
                  ----------------
by the Administrative Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower or any Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     Section 5.8  Headings.  The headings, captions, and arrangements used in
                  --------
this Waiver are for convenience only and shall not affect the interpretation of this Waiver.

     Section 5.9  ENTIRE AGREEMENT.  THIS WAIVER AND ALL OTHER INSTRUMENTS,
                  ----------------
DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS WAIVER EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS WAIVER, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                 [remainder of page intentionally left blank]

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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Waiver effective as of the date first written above.

                              BORROWER:
                              --------

                              RENAISSANCE WORLDWIDE, INC.


                              By:  /s/ Joseph F. Pesce
                                 ------------------------------------------
                              Name:    Joseph F. Pesce
                                   ----------------------------------------
                              Title:   EVP of Finance, CFO and Treasurer
                                    ---------------------------------------


                              LENDERS:
                              -------

                              BANK OF AMERICA, N.A.,
                              as the Administrative Agent and as a Lender

                              By:   /s/ Fred L. Thorne
                                 ------------------------------------------
                              Name:     Fred L. Thorne
                                   ----------------------------------------
                              Title:    Managing Director
                                    ---------------------------------------

                              GMAC COMMERCIAL CREDIT LLC (formerly BNY Factoring
                              LLC),
                              as the Syndication Agent and as a Lender

                              By:   /s/ Frank Imperato
                                 ------------------------------------------
                              Name:     Frank Imperato
                                   ----------------------------------------
                              Title:    SVP
                                    ---------------------------------------

                              CITIZENS BANK OF MASSACHUSETTS

                              By:__________________________________________
                              Name:________________________________________
                              Title:_______________________________________

                              THE CIT GROUP / BUSINESS CREDIT, INC.

                              By:__________________________________________
                              Name:________________________________________
                              Title:_______________________________________
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                                     DEBIS FINANCIAL SERVICES, INC.

                                     By:   /s/ James M. Vandervalk
                                        --------------------------------------
                                     Name:     James M. Vandervalk
                                          ------------------------------------
                                     Title:    President, ABL Division
                                           -----------------------------------


                                     FINOVA CAPITAL CORPORATION

                                     By:
                                        --------------------------------------
                                     Name:____________________________________
                                     Title:___________________________________

                                     NATIONAL BANK OF CANADA

By:   /s/ Leonard J. Pellecchia      By:   /s/ A. Keith Broyles
   ------------------------------       --------------------------------------
Name:     Leonard J. Pellecchia      Name:   Keith Broyles
     ----------------------------         ------------------------------------
Title:    Vice President             Title:  Vice President & Manager
      ---------------------------          -----------------------------------

                                     PNC BUSINESS CREDIT

                                     By:______________________________________
                                     Name:____________________________________
                                     Title:___________________________________

                                     WEBSTER BANK

                                     By:   /s/ William H. Creaser
                                        --------------------------------------
                                     Name:     William H. Creaser
                                          ------------------------------------
                                     Title:    Vice President
                                           -----------------------------------
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          REAFFIRMATION OF GUARANTY AND PLEDGE AND SECURITY AGREEMENT
          -----------------------------------------------------------

     Each of the undersigned hereby (i) consents to the execution and delivery of the Limited Waiver of the Amended and Restated Credit Agreement to which this Reaffirmation of Guaranty and Pledge and Security Agreement is attached (the "Waiver") by the parties thereto, (ii) agrees that the Waiver shall not limit or
 ------
diminish the obligations of each of the undersigned under that certain Subsidiary Guaranty dated as of July 15, 1999 (as amended, the "Guaranty"), or
                                                                --------
under that certain Pledge and Security Agreement dated as of July 15, 1999 (as amended, the "Pledge and Security Agreement"), executed or joined in by each of
              -----------------------------
the undersigned and delivered to the Administrative Agent, (iii) reaffirms its obligations under each of the Guaranty and the Pledge and Security Agreement, and (iv) agrees that each of the Guaranty and the Pledge and Security Agreement remains in full force and effect and is hereby ratified and confirmed.

Dated effective as of June 30, 2000.


                         THE HUNTER GROUP, INC.
                         THE HUNTER GROUP INTERNATIONAL, INC.
                         THE MANAGEMENT DECISIONS GROUP, INC.
                         NEOGLYPHICS MEDIA CORPORATION
                         RENAISSANCE GOVERNMENT SOLUTIONS, INC.
                         RENAISSANCE WORLDWIDE INTERNATIONAL
                              HOLDINGS, INC.
                         RENAISSANCE WORLDWIDE IT CONSULTING
                              SERVICES, INC.
                         STERLING INFORMATION GROUP, INC.
                         TRI SECURITIES CORP.

                         By:  /s/ Joseph F. Pesce
                            --------------------------------------------------
                         Name:    Joseph F. Pesce
                              ------------------------------------------------
                         Title:  Vice President for each of the foregoing
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                         ARI NATIONAL COMPANY

                         By:  /s/ Joseph F. Pesce
                            ----------------------------------------------------
                         Name:    Joseph F. Pesce
                              --------------------------------------------------
                         Title:  Sole Trustee

                         This Reaffirmation of Guaranty and Pledge and Security Agreement is executed on behalf of ARI National Company by its sole trustee as sole trustee and not individually, and the obligations of ARI National Company hereunder are not binding upon any of ARI National Company's sole trustee, officers or shareholders or any of them individually but are binding only upon the assets and property of ARI National Company. The Agreement and Declaration of Trust of ARI National Company is on file with the Secretary of the Commonwealth of Massachusetts.